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                                                                      Exhibit 24
                         BELL ATLANTIC-VIRGINIA, INC.

                               POWER OF ATTORNEY

                                     10-K

          WHEREAS BELL ATLANTIC-VIRGINIA, a Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1996, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

          WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

          NOW THEREFORE, the undersigned hereby constitutes and appoints Warner
F. Brundage, Jr., Robert W. Woltz, Jr., and O. Riley Young, Jr. and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 14th day of March 1996.


/s/ Paula P. Brownlee                     /s/ Warner F. Brundage, Jr.
---------------------------------         -------------------------------------
Paula P. Brownlee                         Warner F. Brundage, Jr.
Director                                  Director, Vice President

/s/ Josiah P. Rowe, III                   /s/ Dwight C. Schar
---------------------------------         -------------------------------------
Josiah P. Rowe, III                       Dwight C. Schar
Director                                  Director

/s/ Hubert R. Stallard                    /s/ Harrison B. Wilson
---------------------------------         -------------------------------------
Hubert R. Stallard                        Harrison B. Wilson
Director, President & CEO                 Director

/s/ Robert W. Woltz, Jr.
---------------------------------
Robert W. Woltz, Jr.
Director, Vice President